UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number	811- 4215

Dreyfus Premier GNMA Fund, Inc. - Dreyfus GNMA Fund
(Exact name of Registrant as specified in charter)

c/o The Dreyfus Corporation 200 Park Avenue New York, New York 10166
(Address of principal executive offices) (Zip code)

John Pak, Esq. 200 Park Avenue New York, New York 10166
(Name and address of agent for service)

Registrant's telephone number, including area code:	(212) 922-6000

Date of fiscal year end:	4/30
Date of reporting period:	4/30/2013

FORM N-CSR

Item 1.                        Reports to Stockholders.

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.dreyfus.com and sign up for Dreyfus eCommunications. It’s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Contents
THE FUND
2	A Letter from the President
3	Discussion of Fund Performance
6	Fund Performance
8	Understanding Your Fund’s Expenses
8	Comparing Your Fund’s Expenses With Those of Other Funds
9	Statement of Investments
13	Statement of Financial Futures
13	Statement of Options Written
14	Statement of Assets and Liabilities
15	Statement of Operations
16	Statement of Changes in Net Assets
18	Financial Highlights
21	Notes to Financial Statements
37	Report of Independent Registered Public Accounting Firm
38	Important Tax Information
39	Information About the Renewal of the Fund’s Management Agreement
44	Board Members Information
47	Officers of the Fund
FOR MORE INFORMATION
Back Cover

Dreyfus
GNMA Fund

The Fund

A LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this annual report for Dreyfus GNMA Fund, covering the 12-month period from May 1, 2012, through April 30, 2013. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

U.S. fixed-income markets generally produced good results over the reporting period, as higher yielding securities benefited from robust investor demand while U.S. government securities posted less impressive results amid improving economic conditions. Indeed, by the reporting period’s end, the U.S. unemployment rate had fallen to its lowest level in four years, housing markets showed signs of sustainable recovery, and macroeconomic concerns seemed to ease in Europe, Japan and the emerging markets. Many analysts attributed these broad-based economic gains to the aggressively accommodative monetary policies adopted by central banks worldwide, including the Federal Reserve Board, the Bank of Japan and the European Central Bank.

Our chief economist currently expects the global and U.S. economic recoveries to persist at a choppy and moderate pace over the next several months, but sees the potential for stronger growth to begin in the fall. Moreover, the United States generally is expected to remain in the lead in the global march toward better economic conditions, while Europe’s recovery from recession likely will be delayed as regional policymakers continue their efforts to resolve structural issues.As always, we encourage you to discuss our observations with your financial advisor, who can help you assess their implications for your investment portfolio.

Thank you for your continued confidence and support.

Sincerely,

J. Charles Cardona
President
The Dreyfus Corporation
May 15, 2013

DISCUSSION OF FUND PERFORMANCE

For the period of May 1, 2012, through April 30, 2013, as provided by Robert Bayston, Portfolio Manager

Fund and Market Performance Overview

For the 12-month period ended April 30, 2013, Dreyfus GNMA Fund’s Class A shares produced a total return of 1.73%, Class C shares returned 0.96% and Class Z shares returned 1.86%.1 In comparison, the fund’s benchmark, the Barclays GNMA Index (the “Index”), achieved a total return of 1.83% for the same period.2

Prices of U.S. government securities, including those issued by Ginnie Mae, were supported throughout the reporting period by quantitative easing programs from the Federal Reserve Board (the “Fed”).The fund’s Class Z shares produced a return that was roughly in line with the benchmark, as the benefits of successful security selections were balanced by the dampening effects of a relatively short average duration early in the reporting period.

The Fund’s Investment Approach

The fund seeks to maximize total return, consisting of capital appreciation and current income.To pursue this goal, the fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in Government National Mortgage Association (“GNMA” or “Ginnie Mae”) securities. The remainder may be allocated to other mortgage-related securities, including U.S. government agency securities and privately issued mortgage-backed securities, as well as asset-backed securities, U.S.Treasuries and repurchase agreements.

Accommodative Monetary Policy Kept Rates Low

Although the reporting period began in the midst of heightened macroeconomic concerns, investor sentiment soon improved when U.S. employment and housing market trends improved, the European Central Bank announced a new quantitative easing program, and investors looked forward to new political leadership in Japan and China.Although investor optimism faltered toward year-end 2012 due to uncertainty in the United States surrounding automatic tax hikes and spending cuts scheduled for the start of 2013, last-minute legislation to address the scheduled tax increases helped

The Fund 3

DISCUSSION OF FUND PERFORMANCE (continued)

alleviate those worries. Additional releases of encouraging economic data helped support bond prices over the opening months of 2013. As a result, investors increasingly turned away from traditional safe havens, such as U.S. government securities, and toward riskier assets, including corporate-backed bonds.

While prices of Ginnie Mae and other U.S. government securities ended the reporting period slightly higher than where they began, bouts of market volatility in the interim were cushioned by the Fed’s aggressively accommodative monetary policy initiatives, including an open-ended round of quantitative easing involving monthly purchases of up to $40 billion of mortgage-backed securities from U.S. government agencies.

In this environment, returns from U.S. government agency-issued mortgage-backed securities lagged those of U.S. Treasury securities. Lower coupon mortgages fared better than their higher coupon counterparts over the reporting period, as higher coupon securities were subject to higher levels of implied volatility and greater prepayment risks as interest rates declined. In addition, the Fed’s easy money policies helped mitigate the impact of uncertainty stemming from an ongoing political debate regarding U.S. fiscal policy.

Lower Coupon Mortgages Bolstered Fund Results

The fund’s relative performance was bolstered during the reporting period by overweighted exposure to lower coupon mortgages, which gained a degree in value as interest rates declined.We focused mainly on mortgage pools with coupon rates in the 3% to 3.5% range, and we maintained underweighted exposure to mortgage pools with 4.5% to 5% coupon rates. In addition, following the Fed’s announcement of its third quantitative easing program, we placed greater emphasis on securities with protection from early redemptions.This strategy helped buoy the fund’s results compared to its benchmark. We removed the fund’s prior emphasis on call-protected securities in February when we identified what we perceived to be better values elsewhere. The fund also benefited from its holdings of Ginnie Mae project loans and mortgage-backed securities from the Federal National Mortgage Association (“Fannie Mae”), which generally outperformed conventional Ginnie Mae securities.

The fund’s interest rate strategies detracted mildly from its relative performance, primarily due to a defensive posture early in the reporting period intended to guard against potentially rising interest rates. Results from our interest rate strategies improved when we increased the fund’s average duration toward a market-neutral position during the first quarter of 2013. At times during the reporting period, we employed interest-rate futures to set the fund’s duration posture.

Positioned for Further Economic Improvement

Expectations of accelerating U.S. economic growth over the second half of 2013 could cause longer-term interest rates to climb from currently low levels. Consequently, we have adopted a relatively cautious investment posture designed to mitigate the impact of rising interest rates on mortgage-backed securities. In addition, the Fed eventually will end its current quantitative easing program, removing one of today’s main pillars of support for mortgage-backed securities.We recently reduced the fund’s overweighted exposure to lower coupon mortgage pools in favor of those in the 3.5% to 4% range, which we regarded as more attractively valued.

May 15, 2013

Bond funds are subject generally to interest rate, credit, liquidity and market risks, to varying degrees, all of which are more fully described in the fund’s prospectus. Generally, all other factors being equal, bond prices are inversely related to interest-rate changes, and rate increases can cause price declines.

The fund may use derivative instruments, such as options, futures and options on futures, forward contracts, swaps (including credit default swaps on corporate bonds and asset-backed securities), options on swaps and other credit derivatives.A small investment in derivatives could have a potentially large impact on the fund’s performance.The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets.

1 Total return includes reinvestment of dividends and any capital gains paid, and does not take into consideration the maximum initial sales charge in the case of Class A shares, or the applicable contingent deferred sales charge imposed on redemptions in the case of Class C shares. Had these charges been reflected, returns would have been lower. Class Z is not subject to any initial or deferred sales charge. Past performance is no guarantee of future results. Share price, yield and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.
2 SOURCE: LIPPER INC. — Reflects reinvestment of dividends and, where applicable, capital gain distributions.
The Barclays GNMA Index is an unmanaged, total return performance benchmark for the GNMA market consisting of 15- and 30-year fixed-rate securities backed by mortgage pools of the Government National Mortgage
Association. Index returns do not reflect fees and expenses associated with operating a mutual fund. Investors cannot invest directly in any index.

The Fund 5

FUND PERFORMANCE

†	Source: Lipper Inc.
††	The total return figures presented for Class A and Class C shares of the fund reflect the performance of the fund’s
Class Z shares for the period prior to 5/3/07 (the inception date for Class A and Class C shares), adjusted to reflect the applicable sales load for each share class.

Past performance is not predictive of future performance.

The above graph compares a $10,000 investment made in each of the Class A, Class C and Class Z shares of Dreyfus GNMA Fund on 4/30/03 to a $10,000 investment made in the Barclays GNMA Index (the “Index”) on that date.All dividends and capital gain distributions are reinvested.

The fund invests primarily in Ginnie Maes and its performance shown in the line graph above takes into account the maximum initial sales charge on Class A shares and all other applicable fees and expenses on all classes. Unlike the fund, the Index is an unmanaged total return performance benchmark for the GNMA market, consisting of 15- and 30-year fixed-rate GNMA securities.All issues have at least one year to maturity and an outstanding par value of at least $100 million.These factors can contribute to the Index potentially outperforming or underperforming the fund. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

Average Annual Total Returns as of 4/30/13

Inception
	Date	1	Year	5 Years	10 Years
Class A shares
with maximum sales charge (4.5%)	5/3/07	–2.86%		4.15%	3.86	%††
without sales charge	5/3/07	1.73%		5.12%	4.34	%††
Class C shares
with applicable redemption charge †	5/3/07	–0.01%		4.34%	3.87	%††
without redemption	5/3/07	0.96%		4.34%	3.87	%††
Class Z shares	5/29/85	1.86%		5.27%	4.44%
Barclays GNMA Index		1.83%		5.63%	5.15%

Past performance is not predictive of future performance.The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

†	The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.
††	The total return performance figures presented for Class A and Class C shares of the fund reflect the performance of the fund’s Class Z shares for the period prior to 5/3/07 (the inception date for Class A and Class C shares), adjusted to reflect the applicable sales load for each share class.

The Fund 7

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus GNMA Fund from November 1, 2012 to April 30, 2013. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended April 30, 2013

	Class A	Class C	Class Z
Expenses paid per $1,000†	$5.02	$8.94	$4.33
Ending value (after expenses)	$1,006.40	$1,002.70	$1,007.00

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended April 30, 2013

	Class A	Class C	Class Z
Expenses paid per $1,000†	$5.06	$9.00	$4.36
Ending value (after expenses)	$1,019.79	$1,015.87	$1,020.48

† Expenses are equal to the fund’s annualized expense ratio of 1.01% for Class A, 1.80% for Class C and .87%
for Class Z, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

STATEMENT OF INVESTMENTS

April 30, 2013

	Coupon	Maturity	Principal
Bonds and Notes—112.4%	Rate (%)	Date	Amount ($)	Value ($)
Asset-Backed Ctfs./
Auto Receivables—5.5%
Ally Auto Receivables Trust,
Ser. 2012-3, Cl. A2	0.70	1/15/15	4,213,594	4,219,383
Ally Master Owner Trust,
Ser. 2011-1, Cl. A2	2.15	1/15/16	6,000,000	6,068,238
BMW Vehicle Lease Trust,
Ser. 2012-1, Cl. A2	0.59	6/20/14	1,936,638	1,938,037
CarMax Auto Owner Trust,
Ser. 2011-2, Cl. A2	0.68	9/15/14	140,426	140,450
Ford Credit Auto Lease Trust,
Ser. 2012-A, Cl. A2	0.63	4/15/14	1,261,398	1,262,338
Ford Credit Auto Lease Trust,
Ser. 2011-B, Cl. A2	0.82	1/15/14	826,080	826,264
Ford Credit Auto Lease Trust,
Ser. 2011-A, Cl. A3	1.03	7/15/14	2,927,934	2,931,848
Ford Credit Auto Owner Trust,
Ser. 2011-A, Cl. A3	0.97	1/15/15	49,020	49,090
Ford Credit Floorplan Master Owner
Trust, Ser. 2011-2, Cl. A1	1.32	9/15/15	5,778,000	5,797,769
Ford Credit Floorplan Master Owner
Trust, Ser. 2010-5, Cl. A1	1.50	9/15/15	7,732,000	7,764,223
Honda Auto Receivables Owner
Trust, Ser. 2011-3, Cl. A2	0.67	4/21/14	1,085,712	1,086,131
Mercedes-Benz Auto Lease Trust,
Ser. 2012-A, Cl. A2	0.66	4/15/14	2,329,860	2,330,702
				34,414,473
Asset-Backed Ctfs./Credit Cards—3.4%
Chase Issuance Trust,
Ser. 2008-A11, Cl. A11	5.40	7/15/15	6,620,000	6,690,238
GE Capital Credit Card Master Note
Trust, Ser. 2010-3, Cl. A	2.21	6/15/16	6,200,000	6,214,622
World Financial Network Credit
Card Master Trust,
Ser. 2009-D, Cl. A	4.66	5/15/17	8,165,000	8,236,456
				21,141,316
Asset-Backed Ctfs./Equipment—1.8%
CNH Equipment Trust,
Ser. 2009-C, Cl. A4	3.00	8/17/15	6,217,008	6,224,045

The Fund 9

STATEMENT OF INVESTMENTS (continued)

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)		Value ($)
Asset-Backed Ctfs./
Equipment (continued)
GE Equipment Transportation,
Ser. 2011-1, Cl. A3	1.00	10/20/14	5,364,356		5,371,554
					11,595,599
Asset-Backed Ctfs./
Home Equity Loans—.0%
Equivantage Home Equity Loan
Trust, Ser. 1997-1, Cl. A4	7.78	3/25/28	85,012	[a]	83,883
GE Capital Mortgage Services,
Ser. 1999-HE1, Cl. A7	6.27	4/25/29	99,991		98,323
					182,206
Commercial Mortgage
Pass-Through Ctfs.—.4%
GS Mortgage Securities Corporation
II Trust, Ser. 2007-EOP, Cl. F	2.63	3/6/20	2,275,000	[a,b]	2,288,003
Residential Mortgage
Pass-Through Ctfs.—.1%
GSR Mortgage Loan Trust,
Ser. 2004-12, Cl. 2A2	3.08	12/25/34	698,936	[a]	688,894
U.S. Government Agencies/
Mortgage-Backed—98.7%
Federal Home Loan Mortgage Corp.:
4.00%, 12/1/40			6,062,348	[c]	6,477,476
5.00%, 3/1/20			174,527	[c]	186,255
Federal National Mortgage Association:
3.50%			29,730,000	[c,d]	31,611,353
4.00%			10,760,000	[c,d]	11,519,925
3.50%, 9/1/42—10/1/42			10,243,407	[c]	10,953,419
4.00%, 2/1/41—9/1/42			22,618,715	[c]	24,310,995
5.50%, 9/1/39			2,126,599	[c]	2,355,084
6.00%, 4/1/35			1,572,734	[c]	1,733,156
Gtd. Pass-Through Ctfs.,
REMIC, Ser. 2003-49,
Cl. JE, 3.00%, 4/25/33			289,796	[c]	302,891
Government National Mortgage Association I:
3.00%			50,050,000	[d]	53,271,969
3.50%, 1/15/42—4/15/42			6,627,294		7,253,159
4.00%, 9/15/24—4/15/42			9,282,490		10,328,368
4.50%, 10/15/24—10/15/41			66,535,869		73,319,891
5.00%, 10/15/23—3/15/41			33,484,559		36,961,443
5.50%, 6/15/20—9/15/39			40,818,470		45,710,437

	Principal
Bonds and Notes (continued)	Amount ($)		Value ($)
U.S. Government Agencies/Mortgage-Backed (continued)
Government National Mortgage Association I (continued):
6.00%, 10/15/19—9/15/39	15,919,174		18,092,310
6.50%, 5/15/28—6/15/32	293,514		336,640
7.00%, 11/15/22—12/15/22	8,050		9,211
7.50%, 2/15/17—5/15/26	2,443,109		2,633,294
8.00%, 8/15/21—12/15/22	1,136,739		1,324,700
8.50%, 12/15/16—12/15/22	781,856		817,474
9.00%, 9/15/19—12/15/22	791,673		853,930
9.50%, 3/15/18—1/15/25	213,288		220,142
Ser. 2013-57, Cl. A, 1.35%, 6/16/37	3,100,000		3,106,176
Ser. 2012-120, Cl. A, 1.90%, 2/16/53	6,443,266		6,532,544
Ser. 2012-131, Cl. A, 1.90%, 2/16/53	6,450,583		6,672,009
Ser. 2013-63, Cl. AM, 2.00%, 2/16/47	3,100,000		3,206,087
Government National Mortgage Association II:
3.00%	5,485,000	[d]	5,830,384
3.50%	55,945,000	[d]	60,665,365
4.00%	29,385,000	[d]	31,969,960
4.50%	4,910,000	[d]	5,378,751
3.00%, 3/20/43—4/20/43	14,053,173		14,962,809
3.50%, 9/20/42—2/20/43	38,508,995		41,830,325
4.00%, 12/20/24—1/20/43	34,816,307		37,914,132
4.50%, 12/20/39—3/20/42	28,434,688		31,426,464
5.00%, 11/20/24—4/20/35	5,781,183		6,378,419
5.50%, 1/20/34—9/20/35	9,600,166		10,629,693
6.00%, 12/20/28—2/20/36	7,364,001		8,437,706
6.50%, 5/20/31—7/20/31	817,712		992,160
7.00%, 4/20/24—4/20/32	4,364,032		5,261,913
7.50%, 9/20/30	61,244		75,079
9.00%, 7/20/25	50,368		59,942
9.50%, 9/20/17—2/20/25	48,228		51,561
			621,965,001
U.S. Treasury Notes—2.5%
0.25%, 8/31/14	16,035,000		16,054,418
Total Bonds and Notes
(cost $688,315,904)			708,329,910

	Face Amount
	Covered by
Options Purchased—.2%	Contracts ($)		Value ($)
Put Options:
3-Month USD LIBOR-BBA,
May 2013 @ $1.73	50,000,000	[e]	1,300

The Fund 11

STATEMENT OF INVESTMENTS (continued)

	Face Amount
	Covered by
Options Purchased (continued)	Contracts ($)	Value ($)
Put Options (continued):
3-Month USD LIBOR-BBA,
March 2023 @ $4.50	18,780,000 [e]	1,148,848
Total Options Purchased
(cost $1,632,535)		1,150,148
	Principal
Short-Term Investments—18.7%	Amount ($)	Value ($)
U.S. Treasury Bills:
0.04%, 5/9/13	116,900,000	116,899,182
0.10%, 7/25/13	870,000 [f]	869,903
Total Short-Term Investments
(cost $117,768,885)		117,769,085
Total Investments (cost $807,717,324)	131.3%	827,249,143
Liabilities, Less Cash and Receivables	(31.3%)	(196,975,019)
Net Assets	100.0%	630,274,124

BBA—British Bankers Association
LIBOR—London Interbank Offered Rate
REMIC—Real Estate Mortgage Investment Conduit
USD—U.S. Dollar

a Variable rate security—interest rate subject to periodic change.
b Securities exempt from registration pursuant to Rule 144A under the Securities Act of 1933.These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.At April 30, 2013, these securities were valued at $2,288,003 or .4% of net assets.
c The Federal Housing Finance Agency (“FHFA”) placed Federal Home Loan Mortgage Corporation and Federal
National Mortgage Association into conservatorship with FHFA as the conservator.As such, the FHFA oversees the continuing affairs of these companies.
d Purchased on a forward commitment basis.
e Non-income producing security.
f Held by or on behalf of a counterparty for open financial futures positions.

Portfolio Summary (Unaudited)†

	Value (%)		Value (%)
U.S. Government Agencies/		Commercial Mortgage-Backed	.4
Mortgage-Backed	101.2	Options Purchased	.2
Short-Term Investments	18.7	Residental Mortgage-Backed	.1
Asset-Backed	10.7		131.3

† Based on net assets.
See notes to financial statements.

STATEMENT OF FINANCIAL FUTURES

April 30, 2013

		Market Value		Unrealized
		Covered by		(Depreciation)
	Contracts	Contracts ($)	Expiration	at 4/30/2013 ($)
Financial Futures Short
U.S. Treasury 5 Year Notes	90	(11,217,656)	June 2013	(56,953)
U.S. Treasury 10 Year Notes	125	(16,669,922)	June 2013	(199,015)
U.S. Treasury Long Bonds	75	(11,128,125)	June 2013	(354,928)
Gross Unrealized Depreciation				(610,896)

See notes to financial statements.

STATEMENT OF OPTIONS WRITTEN

April 30, 2013

	Face Amount
	Covered by
	Contracts ($)		Value ($)
Put Options:
3-Month USD LIBOR-BBA,
March 2015 @ $3.75	18,780,000	[a]	(354,921)
U.S. Treasury 10-Year Notes,
May 2013 @ $129	411,000	[a]	(6,422)
Total Options Written
(premiums received $872,538)			(361,343)

a Non-income producing security.
BBA—British Bankers Association
LIBOR—London Interbank Offered Rate
USD—US Dollar
See notes to financial statements.

The Fund 13

STATEMENT OF ASSETS AND LIABILITIES

April 30, 2013

		Cost	Value
Assets ($):
Investments in securities—See Statement of Investments		807,717,324	827,249,143
Cash			2,132,381
Receivable for open mortgage-backed dollar rolls—Note 4			24,120,659
Receivable for investment securities sold			7,359,949
Interest receivable			1,833,396
Receivable for shares of Common Stock subscribed			166,000
Receivable for futures variation margin—Note 4			28,829
Prepaid expenses			34,383
			862,924,740
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(c)			498,487
Payable for open mortgage-backed dollar rolls—Note 4			208,574,975
Payable for investment securities purchased			22,471,370
Payable for shares of Common Stock redeemed			579,262
Outstanding options written, at value (premiums received
$872,538)—See Statement of Options Written—Note 4			361,343
Accrued expenses			165,179
			232,650,616
Net Assets ($)			630,274,124
Composition of Net Assets ($):
Paid-in capital			610,352,304
Accumulated undistributed investment income—net			1,427,620
Accumulated net realized gain (loss) on investments			(937,918)
Accumulated net unrealized appreciation (depreciation) on
investments and options transactions [including ($610,896)
net unrealized (depreciation) on financial futures]			19,432,118
Net Assets ($)			630,274,124

Net Asset Value Per Share
	Class A	Class C	Class Z
Net Assets ($)	77,177,227	11,230,238	541,866,659
Shares Outstanding	4,937,307	718,323	34,643,869
Net Asset Value Per Share ($)	15.63	15.63	15.64

See notes to financial statements.

STATEMENT OF OPERATIONS
Year Ended April 30, 2013

Investment Income ($):
Income:
Interest	16,367,861
Dividends;
Affiliated issuers	7,266
Income from securities lending—Note 1(b)	3,199
Total Income	16,378,326
Expenses:
Management fee—Note 3(a)	3,971,632
Service plan and prospectus fees—Note 3(b)	810,735
Shareholder servicing costs—Note 3(c)	729,609
Distribution fees—Note 3(b)	111,432
Custodian fees—Note 3(c)	105,367
Professional fees	102,963
Registration fees	60,314
Directors’ fees and expenses—Note 3(d)	51,927
Shareholders’ reports	29,418
Loan commitment fees—Note 2	6,658
Miscellaneous	127,698
Total Expenses	6,107,753
Less—reduction in fees due to earnings credits—Note 3(c)	(2,119)
Net Expenses	6,105,634
Investment Income—Net	10,272,692
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	8,343,515
Net realized gain (loss) on options transactions	137,292
Net realized gain (loss) on financial futures	(794,151)
Net realized gain (loss) on swap transactions	(214,240)
Net Realized Gain (Loss)	7,472,416
Net unrealized appreciation (depreciation) on investments	(4,988,301)
Net unrealized appreciation (depreciation) on options transactions	(531,030)
Net unrealized appreciation (depreciation) on financial futures	(92,865)
Net Unrealized Appreciation (Depreciation)	(5,612,196)
Net Realized and Unrealized Gain (Loss) on Investments	1,860,220
Net Increase in Net Assets Resulting from Operations	12,132,912

See notes to financial statements.

The Fund 15

STATEMENT OF CHANGES IN NET ASSETS

		Year Ended April 30,
	2013	2012 [a]
Operations ($):
Investment income—net	10,272,692	9,515,972
Net realized gain (loss) on investments	7,472,416	34,818,302
Net unrealized appreciation
(depreciation) on investments	(5,612,196)	(276,923)
Net Increase (Decrease) in Net Assets
Resulting from Operations	12,132,912	44,057,351
Dividends to Shareholders from ($):
Investment income—net:
Class A Shares	(1,433,106)	(1,071,218)
Class B Shares	—	(5,026)
Class C Shares	(158,366)	(127,280)
Class Z Shares	(11,560,136)	(9,368,397)
Net realized gain on investments:
Class A Shares	(1,952,322)	(1,575,140)
Class B Shares	—	(12,707)
Class C Shares	(349,923)	(389,858)
Class Z Shares	(15,105,533)	(12,618,323)
Total Dividends	(30,559,386)	(25,167,949)
Capital Stock Transactions ($):
Net proceeds from shares sold:
Class A Shares	19,519,596	14,925,722
Class B Shares	—	17,201
Class C Shares	1,221,505	2,249,828
Class Z Shares	11,035,757	19,557,269
Dividends reinvested:
Class A Shares	2,916,704	2,251,534
Class B Shares	—	16,835
Class C Shares	371,126	344,342
Class Z Shares	23,522,983	19,220,838
Cost of shares redeemed:
Class A Shares	(18,443,687)	(20,860,776)
Class B Shares	—	(1,047,447)
Class C Shares	(8,096,565)	(5,091,516)
Class Z Shares	(69,888,411)	(75,161,204)
Increase (Decrease) in Net Assets
from Capital Stock Transactions	(37,840,992)	(43,577,374)
Total Increase (Decrease) in Net Assets	(56,267,466)	(24,687,972)
Net Assets ($):
Beginning of Period	686,541,590	711,229,562
End of Period	630,274,124	686,541,590
Undistributed investment income—net	1,427,620	1,159,887

		Year Ended April 30,
	2013	2012 [a]
Capital Share Transactions:
Class Ab
Shares sold	1,237,368	926,492
Shares issued for dividends reinvested	185,418	140,825
Shares redeemed	(1,162,269)	(1,298,326)
Net Increase (Decrease) in Shares Outstanding	260,517	(231,009)
Class Bb
Shares sold	—	1,077
Shares issued for dividends reinvested	—	1,057
Shares redeemed	—	(65,447)
Net Increase (Decrease) in Shares Outstanding	—	(63,313)
Class C
Shares sold	76,167	140,276
Shares issued for dividends reinvested	23,612	21,541
Shares redeemed	(506,271)	(317,667)
Net Increase (Decrease) in Shares Outstanding	(406,492)	(155,850)
Class Z
Shares sold	693,100	1,220,578
Shares issued for dividends reinvested	1,493,890	1,202,024
Shares redeemed	(4,394,090)	(4,689,136)
Net Increase (Decrease) in Shares Outstanding	(2,207,100)	(2,266,534)

a Effective as of the close of business on March 13, 2012, the fund no longer offers Class B shares.
b During the period ended April 30, 2012, 25,919 Class B shares representing $437,350 were automatically converted to 27,269 Class A shares.

See notes to financial statements.

The Fund 17

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated.All information (except portfolio turnover rate) reflects financial results for a single fund share.Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.

		Year Ended April 30,
Class A Shares	2013	2012	2011	2010	2009
Per Share Data ($):
Net asset value, beginning of period	16.09	15.67	15.24	14.86	14.54
Investment Operations:
Investment income—net[a]	.23	.20	.33	.42	.53
Net realized and unrealized
gain (loss) on investments	.04	.79	.49	.45	.35
Total from Investment Operations	.27	.99	.82	.87	.88
Distributions:
Dividends from investment income—net	(.30)	(.23)	(.39)	(.49)	(.56)
Dividends from net realized
gain on investments	(.43)	(.34)	—	—	—
Total Distributions	(.73)	(.57)	(.39)	(.49)	(.56)
Net asset value, end of period	15.63	16.09	15.67	15.24	14.86
Total Return (%)[b]	1.73	6.34	5.43	5.96	6.21
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.03	1.04	1.03	1.04	1.08
Ratio of net expenses
to average net assets	1.03	1.04	.98	1.01	1.04
Ratio of net investment income
to average net assets	1.45	1.25	2.11	2.81	3.62
Portfolio Turnover Rate[c]	439.48	652.66	392.43	272.95	351.74
Net Assets, end of period ($ x 1,000)	77,177	75,252	76,910	90,135	75,648

a Based on average shares outstanding at each month end.
b Exclusive of sales charge.
c The portfolio turnover rates excluding mortgage dollar roll transactions for the periods ended April 30, 2013, 2012,
2011, 2010 and 2009 were 85.95%, 95.20%, 64.60%, 66.28% and 138.79%, respectively.

See notes to financial statements.

		Year Ended April 30,
Class C Shares	2013	2012	2011	2010	2009
Per Share Data ($):
Net asset value, beginning of period	16.08	15.67	15.23	14.84	14.53
Investment Operations:
Investment income—net[a]	.10	.08	.22	.31	.41
Net realized and unrealized
gain (loss) on investments	.05	.78	.49	.46	.36
Total from Investment Operations	.15	.86	.71	.77	.77
Distributions:
Dividends from investment income—net	(.17)	(.11)	(.27)	(.38)	(.46)
Dividends from net realized
gain on investments	(.43)	(.34)	—	—	—
Total Distributions	(.60)	(.45)	(.27)	(.38)	(.46)
Net asset value, end of period	15.63	16.08	15.67	15.23	14.84
Total Return (%)[b]	.96	5.49	4.68	5.24	5.40
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.80	1.78	1.76	1.78	1.82
Ratio of net expenses
to average net assets	1.80	1.78	1.72	1.75	1.78
Ratio of net investment income
to average net assets	.65	.52	1.38	2.07	2.83
Portfolio Turnover Rate[c]	439.48	652.66	392.43	272.95	351.74
Net Assets, end of period ($ x 1,000)	11,230	18,092	20,062	26,567	20,875

a Based on average shares outstanding at each month end.
b Exclusive of sales charge.
c The portfolio turnover rates excluding mortgage dollar roll transactions for the periods ended April 30, 2013, 2012,
2011, 2010 and 2009 were 85.95%, 95.20%, 64.60%, 66.28% and 138.79%, respectively.

See notes to financial statements.

The Fund 19

FINANCIAL HIGHLIGHTS (continued)

		Year Ended April 30,
Class Z Shares	2013	2012	2011	2010	2009
Per Share Data ($):
Net asset value, beginning of period	16.10	15.68	15.25	14.87	14.55
Investment Operations:
Investment income—net[a]	.25	.22	.34	.45	.56
Net realized and unrealized
gain (loss) on investments	.04	.79	.50	.44	.34
Total from Investment Operations	.29	1.01	.84	.89	.90
Distributions:
Dividends from investment income—net	(.32)	(.25)	(.41)	(.51)	(.58)
Dividends from net realized
gain on investments	(.43)	(.34)	—	—	—
Total Distributions	(.75)	(.59)	(.41)	(.51)	(.58)
Net asset value, end of period	15.64	16.10	15.68	15.25	14.87
Total Return (%)	1.86	6.48	5.58	6.13	6.40
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	.89	.90	.87	.87	.90
Ratio of net expenses
to average net assets	.89	.90	.87	.87	.86
Ratio of net investment income
to average net assets	1.59	1.39	2.21	2.97	3.84
Portfolio Turnover Rate[b]	439.48	652.66	392.43	272.95	351.74
Net Assets, end of period ($ x 1,000)	541,867	593,198	613,268	638,374	641,140

a Based on average shares outstanding at each month end.
b The portfolio turnover rates excluding mortgage dollar roll transactions for the periods ended April 30, 2013, 2012,
2011, 2010 and 2009 were 85.95%, 95.20%, 64.60%, 66.28% and 138.79%, respectively.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus GNMA Fund (the “fund”) is the sole series of Dreyfus Premier GNMA Fund, Inc. (the “Company”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as a diversified open-end management investment company. The fund’s investment objective seeks to maximize total return, consisting of capital appreciation and current income. The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser.

MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Manager, is the distributor of the fund’s shares. The fund is authorized to issue 1.4 billion shares of $.001 par value Common Stock.The fund currently offers three classes of shares: Class A (200 million shares authorized), Class C (100 million shares authorized) and Class Z (1.1 billion shares authorized). Class A shares generally are subject to a sales charge imposed at the time of purchase. Class C shares are subject to a contingent deferred sales charge (“CDSC”) imposed on Class C shares redeemed within one year of purchase. Class Z shares are sold at net asset value per share. Class Z shares generally are not available for new accounts. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs and certain voting rights. Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive

The Fund 21

NOTES TO FINANCIAL STATEMENTS (continued)

releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions.Actual results could differ from those estimates.

The Company enters into contracts that contain a variety of indemnifications.The fund’s maximum exposure under these arrangements is unknown.The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value.This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements.These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Registered investment companies that are not traded on an exchange are valued at their net asset value and are categorized within Level 1 of the fair value hierarchy.

Investments in securities, excluding short-term investments (other than U.S.Treasury Bills), financial futures and options are valued each business day by an independent pricing service (the “Service”) approved by the Company’s Board of Directors (the “Board”). Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are valued as determined by the Service, based on methods which include consideration of the following: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions.These securities are generally categorized within Level 2 of the fair value hierarchy.

U.S. Treasury Bills are valued at the mean price between quoted bid prices and asked prices by the Service. These securities are generally categorized within Level 2 of the fair value hierarchy.

The Service’s procedures are reviewed by Dreyfus under the general supervision of the Board.

When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is

The Fund 23

NOTES TO FINANCIAL STATEMENTS (continued)

principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board. Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers.These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For restricted securities where observable inputs are limited, assumptions about market activity and risk are used and are categorized within Level 3 of the fair value hierarchy.

Financial futures and options, which are traded on an exchange, are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day. These securities are generally categorized within Level 1 of the fair value hierarchy. Options traded over-the-counter are valued at the mean between the bid and asked price.These securities are generally categorized within Level 2 of the fair value hierarchy. Investments in swap transactions are valued each business day by the Service. Swaps are valued by the Service by using a swap pricing model which incorporates among other factors, default probabilities, recovery rates, credit curves of the underlying issuer and swap spreads on interest rates.These securities are generally categorized within Level 2 of the fair value hierarchy.

The following is a summary of the inputs used as of April 30, 2013 in valuing the fund’s investments:

		Level 2—Other	Level 3—
	Level 1—	Significant	Significant
	Unadjusted	Observable	Unobservable
	Quoted Prices	Inputs	Inputs	Total
Assets ($)
Investments in Securities:
Asset-Backed	—	67,333,594	—	67,333,594

		Level 2—Other	Level 3—
	Level 1—	Significant	Significant
	Unadjusted	Observable	Unobservable
	Quoted Prices	Inputs	Inputs	Total
Assets ($) (continued)
Commercial
Mortgage-Backed	—	2,288,003	—	2,288,003
Residential
Mortgage-Backed	—	688,894	—	688,894
U.S. Government
Agencies/
Mortgage-Backed	—	621,965,001	—	621,965,001
U.S. Treasury	—	133,823,503	—	133,823,503
Other Financial
Instruments:
Options Purchased	—	1,150,148	—	1,150,148
Liabilities ($)
Other Financial
Instruments:
Financial Futures†	(610,896)	—	—	(610,896)
Options Written	(6,422)	(354,921)	—	(361,343)
† Amount shown represents unrealized (depreciation) at period end.

At April 30, 2013, there were no transfers between Level 1 and Level 2 of the fair value hierarchy.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

Pursuant to a securities lending agreement with The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the

The Fund 25

NOTES TO FINANCIAL STATEMENTS (continued)

market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by the Manager, U.S. Government and Agency securities or letters of credit.The fund is entitled to receive all income on securities loaned, in addition to income earned as a result of the lending transaction. Although each security loaned is fully collateralized, the fund bears the risk of delay in recovery of, or loss of rights in, the securities loaned should a borrower fail to return the securities in a timely manner. During the period ended April 30, 2013, The Bank of NewYork Mellon earned $1,723 from lending portfolio securities, pursuant to the securities lending agreement.

(c) Affiliated issuers: Investments in other investment companies advised by Dreyfus are defined as “affiliated” under the Act. Investments in affiliated investment companies during the period ended April 30, 2013 were as follows:

Affiliated
Investment	Value			Value	Net
Company	4/30/2012($)	Purchases ($)	Sales ($)	4/30/2013($)	Assets (%)
Dreyfus
Institutional
Preferred
Plus Money
Market
Fund	5,533,765	298,999,200	304,532,965	—	—
Dreyfus
Institutional
Cash
Advantage
Fund	—	13,701,255	13,701,255	—	—
Total	5,533,765	312,700,455	318,234,220	—	—

(d) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net are declared and paid monthly. Dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

On April 30, 2013, the Board declared a cash dividend of $.027, $.017 and $.028 per share from undistributed investment income-net for Class A, Class C and Class Z shares, respectively, payable on May 1, 2013 (ex-dividend date), to shareholders of record as of the close of business on April 30, 2013.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended April 30, 2013, the fund did not have any liabilities for any uncertain tax positions.The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period, the fund did not incur any interest or penalties.

Each tax year in the four-year period ended April 30, 2013 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At April 30, 2013, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $1,427,620, other accumulated losses $19,104 and unrealized appreciation $19,748,783. In addition, the fund had $1,235,479 of capital losses realized after October 31, 2012, which were deferred for tax purposes to the first day of the following fiscal year.

The tax character of distributions paid to shareholders during the fiscal periods ended April 30, 2013 and April 30, 2012 were as follows: ordinary income $27,977,105 and $24,125,684 and long-term capital gains $2,582,281 and $1,042,265, respectively.

The Fund 27

NOTES TO FINANCIAL STATEMENTS (continued)

During the period ended April 30, 2013, as a result of permanent book to tax differences, primarily due to the tax treatment for paydown gains and losses on mortgage-backed securities, dividend reclassification and amortization of premiums, the fund increased accumulated undistributed investment income-net by $3,146,649 and decreased accumulated net realized gain (loss) on investments by the same amount. Net assets and net asset value per share were not affected by this reclassification.

(f) New Accounting Pronouncements: In April 2011, FASB issued Accounting Standards Update No. 2011-03 “Transfers and Servicing (Topic 860) Reconsideration of Effective Control for Repurchase Agreements”(“ASU 2011-03”) which relates to the accounting for repurchase agreements and similar agreements including mortgage dollar rolls, that both entitle and obligate a transferor to repurchase or redeem financial assets before their maturity. ASU 2011-03 modifies the criteria for determining effective control of transferred assets and as a result certain agreements may now be accounted for as secured borrowings. ASU 2011-03 was effective for new transfers and existing transactions that were modified in the first interim or annual period beginning on or after December 15, 2011. The new disclosures have been implemented and there was no change in accounting for the fund. Management has determined that the fund has not entered into transactions that can be deemed “secured borrowings” as defined by ASU 2011-03.

In January 2013, FASB issued Accounting Standards Update No. 2013-

01 (“ASU 2013-01”), “Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities”, replaced Accounting Standards Update No. 2011-11 (“ASU 2011-11”), “Disclosures about Offsetting Assets and Liabilities”. ASU 2013-01 is effective for fiscal years beginning on or after January 1, 2013, and interim periods within those annual periods. ASU 2011-11 was intended to enhance disclosure requirements on the offsetting of financial assets and liabilities. ASU 2013-01 limits the scope of the new balance sheet offsetting disclo-

sures to derivatives, repurchase agreements, and securities lending transactions to the extent that they are (1) offset in the financial statements or (2) subject to an enforceable master netting arrangement or similar agreement. Management is currently evaluating the application of ASU 2013-01 and its impact on the fund’s financial statements.

NOTE 2—Bank Lines of Credit:

The fund participates with other Dreyfus-managed funds in a $210 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York Mellon (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. Prior to October 10, 2012, the unsecured credit facility with Citibank, N.A. was $225 million. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for each Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing. During the period ended April 30, 2013, the fund did not borrow under the Facilities.

NOTE 3—Management Fee and Other Transactions with Affiliates:

(a) Pursuant to a management agreement (the “Agreement”) with the Manager, the management fee is computed at the annual rate of .60% of the value of the fund’s average daily net assets and is payable monthly. The Agreement provides that if in any full fiscal year the aggregate expenses of Class Z shares, exclusive of taxes, brokerage fees, interest on borrowings and extraordinary expenses, exceed 1 1 / 2 % of the value of Class Z shares average daily net assets, the fund may deduct from payments to be made to the Manager, or the Manager will bear, such excess expense with respect to Class Z shares.There was no reimbursement pursuant to the Agreement for Class Z shares during the period ended April 30, 2013.

The Fund 29

NOTES TO FINANCIAL STATEMENTS (continued)

During the period ended April 30, 2013, the Distributor retained $1,711 from commissions earned on sales of the fund’s Class A shares and $1,803 from CDSCs on redemptions of the fund’s Class C shares.

(b) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, Class C shares pay the Distributor for distributing its shares at an annual rate of .75% of the value of its average daily net assets. During the period ended April 30, 2013, Class C shares were charged $111,432, pursuant to the Distribution Plan.

Under the Service Plan adopted pursuant to Rule 12b-1 under the Act, Class Z shares reimburse the Distributor for distributing its shares, for servicing shareholder accounts and for advertising and marketing relating to Class Z shares.The Service Plan provides for a reimbursement to be made at an aggregate annual rate not to exceed .20% of the value of its average daily net assets. The Distributor determines the amounts, if any, to be paid to Service Agents (securities dealers, financial institutions or other industry professionals) and the basis on which such payments are made.

The Service Plan also separately provides for Class Z shares to bear the costs of preparing, printing and distributing certain of Class Z prospectuses and statements of additional information and costs associated with implementing and operating the Service Plan, not to exceed the greater of $100,000 or .005% of the value of its average daily net assets for any full fiscal year. During the period ended April 30, 2013, Class Z shares were charged $810,735 pursuant to the Service Plan.

(c) Under the Shareholder Services Plan, Class A and Class C shares pay the Distributor at an annual rate of .25% of the value of their average daily net assets for the provision of certain services.The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts.The Distributor may make payments to Service Agents (securities dealers, financial institutions or other industry profes-

sionals) with respect to these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended April 30, 2013, Class A and Class C shares were charged $189,263 and $37,144, respectively, pursuant to the Shareholder Services Plan.

The fund has arrangements with the transfer agent and the custodian whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset transfer agency and custody fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing transfer agency services for the fund and, since May 29, 2012, cash management services related to fund subscriptions and redemptions. During the period ended April 30, 2013, the fund was charged $303,915 for transfer agency services and $12,911 for cash management services. Cash management fees were partially offset by earnings credits of $1,886.These fees are included in Shareholder servicing costs in the Statement of Operations.

The fund compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. During the period ended April 30, 2013, the fund was charged $105,367 pursuant to the custody agreement.

Prior to May 29, 2012, the fund compensated The Bank of New York Mellon under a cash management agreement for performing cash management services related to fund subscriptions and redemptions. Subsequent to May 29, 2012,The Bank of NewYork Mellon has continued to provide shareholder redemption draft processing services. During the period ended April 30, 2013, the fund was charged $10,935 pursuant to the cash management agreement, which is included in Shareholder servicing costs in the Statement of Operations.These fees were partially offset by earnings credits of $233.

The Fund 31

NOTES TO FINANCIAL STATEMENTS (continued)

During the period ended April 30, 2013, the fund was charged $8,414 for services performed by the Chief Compliance Officer and his staff.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: management fees $312,097, Distribution Plan fees $65,133, Shareholder Services Plan fees $18,387, custodian fees $34,858, Chief Compliance Officer fees $3,054 and transfer agency fees $64,958.

(d) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales (including paydowns) of investment securities, excluding short-term securities, financial futures, options transaction and swap transactions during the period ended April 30, 2013, amounted to $3,238,720,185 and $3,309,036,833, respectively, of which $2,605,343,311 in purchases and $2,610,129,405 in sales were from mortgage dollar roll transactions.

Mortgage Dollar Rolls: A mortgage dollar roll transaction involves a sale by the fund of mortgage related securities that it holds with an agreement by the fund to repurchase similar securities at an agreed upon price and date.The securities purchased will bear the same interest rate as those sold, but generally will be collateralized by pools of mortgages with different prepayment histories than those securities sold.The fund accounts for mortgage dollar rolls as purchases and sales transactions.

Derivatives: A derivative is a financial instrument whose performance is derived from the performance of another asset. Each type of derivative instrument that was held by the fund during the period ended April 30, 2013 is discussed below.

Financial Futures: In the normal course of pursuing its investment objective, the fund is exposed to market risk, including interest rate risk, as a result of changes in value of underlying financial instruments.The fund invests in financial futures in order to manage its exposure to or protect against changes in the market.A financial futures contract represents a commitment for the future purchase or a sale of an asset at a specified date. Upon entering into such contracts, these investments require initial margin deposits with a counterparty, which consist of cash or cash equiv-alents.The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. Accordingly, variation margin payments are received or made to reflect daily unrealized gains or losses which are recorded in the Statement of Operations.When the contracts are closed, the fund recognizes a realized gain or loss which is reflected in the Statement of Operations.There is minimal counterparty credit risk to the fund with financial futures since they are exchange traded, and the exchange’s clearinghouse guarantees the financial futures against default. Financial futures open at April 30, 2013 are set forth in the Statement of Financial Futures.

Options Transactions: The fund purchases and writes (sells) put and call options to hedge against changes in interest rates or as a substitute for an investment.The fund is subject to market risk and interest rate risk in the course of pursuing its investment objectives through its investments in options contracts. A call option gives the purchaser of the option the right (but not the obligation) to buy, and obligates the writer to sell, the underlying security or securities at the exercise price at any time during the option period, or at a specified date. Conversely, a put option gives the purchaser of the option the right (but not the obligation) to sell, and obligates the writer to buy the underlying security or securities at the exercise price at any time during the option period, or at a specified date.

As a writer of call options, the fund receives a premium at the outset and then bears the market risk of unfavorable changes in the price of the financial instrument underlying the option. Generally, the fund realizes a gain, to the extent of the premium, if the price of the underlying financial instrument decreases between the date the option is

The Fund 33

NOTES TO FINANCIAL STATEMENTS (continued)

written and the date on which the option is terminated. Generally, the fund incurs a loss if the price of the financial instrument increases between those dates.

As a writer of put options, the fund receives a premium at the outset and then bears the market risk of unfavorable changes in the price of the financial instrument underlying the option. Generally, the fund realizes a gain, to the extent of the premium, if the price of the underlying financial instrument increases between the date the option is written and the date on which the option is terminated. Generally, the fund incurs a loss if the price of the financial instrument decreases between those dates.

As a writer of an option, the fund has no control over whether the underlying securities may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the security underlying the written option.There is a risk of loss from a change in value of such options which may exceed the related premiums received. The Statement of Operations reflects the following: any unrealized gains or losses which occurred during the period as well as any realized gains or losses which occurred upon the expiration or closing of the option transaction.

The following summarizes the fund’s call/put options written during the period ended April 30, 2013:

	Face Amount		Options Terminated
	Covered by	Premiums		Net Realized
Options Written:	Contracts ($)	Received ($)	Cost ($)	Gain ($)
Contracts outstanding
April 30, 2012	128,020,000	5,455,276
Contracts written	25,991,000	966,360
Contracts terminated:
Contracts closed	92,420,000	5,099,658	4,952,402	147,256
Contracts expired	42,400,000	449,440	—	449,440
Total Contracts
terminated	134,820,000	5,549,098	4,952,402	596,696
Contracts Outstanding
April 30, 2012	19,191,000	872,538

Swap Transactions:The fund enters into swap agreements to exchange the interest rate on, or return generated by, one nominal instrument for the return generated by another nominal instrument.The fund enters into these agreements to hedge certain market or interest rate risks, to manage the interest rate sensitivity (sometimes called duration) of fixed income securities, to provide a substitute for purchasing or selling particular securities or to increase potential returns.

The fund accrues for the interim payments on swap contracts on a daily basis, with the net amount recorded within unrealized appreciation (depreciation) on swap contracts in the Statement of Assets and Liabilities. Once the interim payments are settled in cash, the net amount is recorded as a realized gain (loss) on swaps, in addition to realized gain (loss) recorded upon the termination of swap contracts in the Statement of Operations. Upfront payments made and/or received by the fund, are recorded as an asset and/or liability in the Statement of Assets and Liabilities and are recorded as a realized gain or loss ratably over the contract’s term/event with the exception of forward starting interest rate swaps which are recorded as realized gains or losses on the termination date. Fluctuations in the value of swap contracts are recorded for financial statement purposes as unrealized appreciation or depreciation on swap transactions.

Interest Rate Swaps: Interest rate swaps involve the exchange of commitments to pay and receive interest based on a notional principal amount.The fund may elect to pay a fixed rate and receive a floating rate, or receive a fixed rate and pay a floating rate on a notional principal amount. The net interest received or paid on interest rate swap agreements is included within realized gain (loss) on swap contracts in the Statement of Operations. Interest rate swap agreements are subject to general market risk, liquidity risk, counterparty risk and interest rate risk. For financial reporting purposes, forward rate agreements are classified as interest rate swaps. At April 30, 2013, there were no interest rate swap agreements outstanding.

The Fund 35

NOTES TO FINANCIAL STATEMENTS (continued)

The following summarizes the average market value of derivatives outstanding during the period ended April 30, 2013:

Average Market Value ($)
Interest rate financial futures	58,925,265
Interest rate options contracts	1,867,514

The following summarizes the average notional value of swap contracts outstanding during the period ended April 30, 2013:

Average Notional Value ($)
Interest rate swap contracts	7,606,154

At April 30, 2013, the cost of investments for federal income tax purposes was $807,723,393; accordingly, accumulated net unrealized appreciation on investments was $19,525,750, consisting of $20,947,041 gross unrealized appreciation and $1,421,291 gross unrealized depreciation.

NOTE 5—Other:

The sales charge may be reduced or waived for certain purchases of Class A shares. Effective April 1, 2013, pursuant to new/modified front-end sales charge waivers, Class A shares of the fund may be purchased at net asset value without payment of a sales charge by (a) investors who participate in a self-directed investment brokerage account program offered by financial intermediaries that have entered into an agreement with the fund’s Distributor (financial intermediaries offering self-directed investment brokerage accounts may or may not charge their customers a transaction fee) and (b) investors who purchase Class A shares directly through the fund’s Distributor, and either (i) have, or whose spouse or minor children have, beneficially owned shares and continuously maintained an open account with the Distributor in a Dreyfus-managed fund since on or before February 28, 2006, or (ii) such purchase is for a self-directed investment account that may or may not be subject to a transaction fee.

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

Shareholders and Board of Directors
Dreyfus GNMA Fund

We have audited the accompanying statement of assets and liabilities, including the statements of investments, financial futures and options written, of Dreyfus GNMA Fund (the sole series comprising Dreyfus Premier GNMA Fund, Inc.) as of April 30, 2013, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of April 30, 2013 by correspondence with the custodian and others.We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus GNMA Fund at April 30, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York
June 25, 2013

The Fund 37

IMPORTANT TAX INFORMATION (Unaudited)

For federal tax purposes the fund hereby reports 100% of ordinary income dividends paid during the fiscal year ended April 30, 2013 as qualifying “interest related dividends.” Also, the fund hereby reports $.3665 per share as a short-term capital gain distribution and $.0639 per share as a long-term capital gain distribution paid on December 18, 2012.

INFORMATION ABOUT THE RENEWAL OF THE
FUND’S MANAGEMENT AGREEMENT (Unaudited)

At a meeting of the fund’s Board of Directors held on November 5-6, 2012, the Board considered the renewal of the fund’s Management Agreement pursuant to which Dreyfus provides the fund with investment advisory and administrative services (the “Agreement”). The Board members, none of whom are “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the fund, were assisted in their review by independent legal counsel and met with counsel in executive session separate from Dreyfus representatives. In considering the renewal of the Agreement, the Board considered all factors that it believed to be relevant, including those discussed below. The Board did not identify any one factor as dispositive, and each Board member may have attributed different weights to the factors considered.

Analysis of Nature, Extent, and Quality of Services Provided to the Fund.The Board considered information previously provided to them in presentations from Dreyfus representatives regarding the nature, extent, and quality of the services provided to funds in the Dreyfus fund complex, and Dreyfus representatives confirmed that there had been no material changes in this information. Dreyfus provided the number of open accounts in the fund, the fund’s asset size and the allocation of fund assets among distribution channels. Dreyfus also had previously provided information regarding the diverse intermediary relationships and distribution channels of funds in the Dreyfus fund complex (such as retail direct or intermediary, in which intermediaries typically are paid by the fund and/or Dreyfus) and Dreyfus’ corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each intermediary or distribution channel, as applicable to the fund.

The Board also considered research support available to, and portfolio management capabilities of, the fund’s portfolio management personnel and that Dreyfus also provides oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements.The Board also considered Dreyfus’ extensive administrative, accounting, and compliance infrastructures.

The Fund 39

INFORMATION ABOUT THE RENEWAL OF THE FUND’S
MANAGEMENT AGREEMENT (Unaudited) (continued)

Comparative Analysis of the Fund’s Performance and Management Fee and Expense Ratio.The Board reviewed reports prepared by Lipper, Inc. (“Lipper”), an independent provider of investment company data, which included information comparing (1) the fund’s performance with the performance of a group of comparable funds (the “Performance Group”) and with a broader group of funds (the “Performance Universe”), all for various periods ended September 30, 2012, and (2) the fund’s actual and contractual management fees and total expenses with those of a group of comparable funds (the “Expense Group”) and with a broader group of funds (the “Expense Universe”), the information for which was derived in part from fund financial statements available to Lipper as of the date of its analysis. Dreyfus previously had furnished the Board with a description of the methodology Lipper used to select the Performance Group and Performance Universe and the Expense Group and Expense Universe. Dreyfus representatives stated that the usefulness of performance comparisons may be affected by a number of factors, including different investment limitations that may be applicable to the fund and comparison funds.

The Board discussed the results of the comparisons and noted that the fund’s total return performance was variously above, at and below the Performance Group and Performance Universe medians for the various periods, with the fund’s Class Z performance being at or above the Performance Group median for all periods, and noted the proximity of the fund’s performance to the median in the periods.The Board also noted that the fund’s yield performance was below the Performance Group and Performance Universe medians for nine of the ten one-year periods ended September 30th. Dreyfus also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s Lipper category average.

The Board also reviewed the range of actual and contractual management fees and total expenses of the Expense Group and Expense Universe funds and discussed the results of the comparisons. The

Board noted that the fund’s contractual management fee was above the Expense Group median and the fund’s actual management fee and total expenses were above the Expense Group and Expense Universe medians.

Dreyfus representatives reviewed with the Board the management or investment advisory fees (1) paid by funds advised or administered by Dreyfus that are in the same Lipper category as the fund and (2) paid to Dreyfus or the Dreyfus-affiliated primary employer of the fund’s primary portfolio manager(s) for advising any separate accounts and/or other types of client portfolios that are considered to have similar investment strategies and policies as the fund (the “Similar Clients”), and explained the nature of the Similar Clients. They discussed differences in fees paid and the relationship of the fees paid in light of any differences in the services provided and other relevant factors. The Board considered the relevance of the fee information provided for the Similar Clients to evaluate the appropriateness and reasonableness of the fund’s management fee.

Analysis of Profitability and Economies of Scale. Dreyfus representatives reviewed the expenses allocated and profit received by Dreyfus and the resulting profitability percentage for managing each fund and the aggregate profitability percentage to Dreyfus of managing the funds in the Dreyfus fund complex, and the method used to determine the expenses and profit.The Board concluded that the profitability results were not unreasonable, given the services rendered and service levels provided by Dreyfus. The Board also noted the expense limitation or fee waiver and/or expense reimbursement arrangement for certain funds and its effect on Dreyfus’ profitability.The Board also had been provided with information prepared by an independent consulting firm regarding Dreyfus’ approach to allocating costs to, and determining the profitability of, individual funds and the entire Dreyfus fund complex. The consulting firm also had analyzed where any economies of scale might emerge in connection with the management of a fund.

The Fund 41

INFORMATION ABOUT THE RENEWAL OF THE FUND’S
MANAGEMENT AGREEMENT (Unaudited) (continued)

The Board’s counsel stated that the Board should consider the profitability analysis (1) as part of the evaluation of whether the fees under the Agreement bear a reasonable relationship to the mix of services provided by Dreyfus, including the nature, extent and quality of such services, and (2) in light of the relevant circumstances for the fund and the extent to which economies of scale would be realized if the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders. Dreyfus representatives noted that a discussion of economies of scale is predicated on a fund having achieved a substantial size with increasing assets and that, if a fund’s assets had been stable or decreasing, the possibility that Dreyfus may have realized any economies of scale would be less. Dreyfus representatives also noted that, as a result of shared and allocated costs among funds in the Dreyfus fund complex, the extent of economies of scale could depend substantially on the level of assets in the complex as a whole, so that increases and decreases in complex-wide assets can affect potential economies of scale in a manner that is disproportionate to, or even in the opposite direction from, changes in the fund’s asset level. The Board also considered potential benefits to Dreyfus from acting as investment adviser and noted that there were no soft dollar arrangements in effect for trading the fund’s investments.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to the renewal of the Agreement. Based on the discussions and considerations as described above, the Board concluded and determined as follows.

  The Board concluded that the nature, extent and quality of the services provided by Dreyfus are adequate and appropriate.

  The Board was satisfied with the fund’s performance, in light of the considerations described above.

  The Board concluded that the fee paid to Dreyfus was reasonable in light of the considerations described above.

  The Board determined that the economies of scale which may accrue to Dreyfus and its affiliates in connection with the management of the fund had been adequately considered by Dreyfus in connection with the fee rate charged to the fund pursuant to the Agreement and that, to the extent in the future it were determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

In evaluating the Agreement, the Board considered these conclusions and determinations and also relied on its previous knowledge, gained through meetings and other interactions with Dreyfus and its affiliates, of the fund and the services provided to the fund by Dreyfus. The Board also relied on information received on a routine and regular basis throughout the year relating to the operations of the fund and the investment management and other services provided under the Agreement, including information on the investment performance of the fund in comparison to similar mutual funds and benchmark performance indices; general market outlook as applicable to the fund; and compliance reports. In addition, it should be noted that the Board’s consideration of the contractual fee arrangements for this fund had the benefit of a number of years of reviews of prior or similar agreements during which lengthy discussions took place between the Board and Dreyfus representatives. Certain aspects of the arrangements may receive greater scrutiny in some years than in others, and the Board’s conclusions may be based, in part, on their consideration of the same or similar arrangements in prior years.The Board determined that renewal of the fund’s Agreement through the ensuing year was in the best interests of the fund and its shareholders.

The Fund 43

BOARD MEMBERS INFORMATION (Unaudited)

Joseph S. DiMartino (69)
Chairman of the Board (1995)
Principal Occupation During Past 5Years:
• Corporate Director and Trustee
Other Public Company Board Memberships During Past 5Years:
• CBIZ (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director (1997-present)
• Sunair Services Corporation, a provider of certain outdoor-related services to homes and businesses, Director (2005-2009)
• The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director (2000-2010)
No. of Portfolios for which Board Member Serves: 139
———————
William Hodding Carter III (78)
Board Member (2006)
Principal Occupation During Past 5Years:
• Professor of Leadership & Public Policy, University of North Carolina, Chapel Hill (2006-present)
No. of Portfolios for which Board Member Serves: 24
———————
Gordon J. Davis (71)
Board Member (1995)
Principal Occupation During Past 5Years:
• Partner in the law firm of Venable LLP (2012-present)
• Partner in the law firm of Dewey & LeBoeuf LLP (1994-2012)
Other Public Company Board Memberships During Past 5Years:
• Consolidated Edison, Inc., a utility company, Director (1997-present)
• The Phoenix Companies, Inc., a life insurance company, Director (2000-present)
No. of Portfolios for which Board Member Serves: 47
———————
Joni Evans (71)
Board Member (1985)
Principal Occupation During Past 5Years:
• Chief Executive Officer, www.wowOwow.com an online community dedicated to women’s conversations and publications (2007-present)
• Principal, Joni Evans Ltd. (publishing) (2006-present)
No. of Portfolios for which Board Member Serves: 24

Ehud Houminer (72)
Board Member (2006)
Principal Occupation During Past 5Years:
• Executive-in-Residence at the Columbia Business School, Columbia University (1992-present)
Other Public Company Board Memberships During Past 5Years:
• Avnet Inc., an electronics distributor, Director (1993-2012)
No. of Portfolios for which Board Member Serves: 66
———————
Richard C. Leone (73)
Board Member (2006)
Principal Occupation During Past 5Years:
• Senior Fellow and former President of The Century Foundation (formerly,The Twentieth
Century Fund, Inc.), a tax exempt research foundation engaged in the study of economic, foreign policy and domestic issues
Other Public Company Board Memberships During Past 5Years:
• Partnership for a Secure America, Director
No. of Portfolios for which Board Member Serves: 24
———————
Hans C. Mautner (75)
Board Member (2006)
Principal Occupation During Past 5Years:
• President—International Division and an Advisory Director of Simon Property Group, a real estate investment company (1998-2010)
• Chairman and Chief Executive Officer of Simon Global Limited (1999-2010)
No. of Portfolios for which Board Member Serves: 24
———————
Robin A. Melvin (49)
Board Member (2006)
Principal Occupation During Past 5Years:
• Director, Boisi Family Foundation, a private family foundation that supports youth-serving orga-
nizations that promote the self sufficiency of youth from disadvantaged circumstances (1995-2012)
• Board Member, Illinois Mentoring Partnership, non-profit organization dedicated to increasing the quantity and quality of mentoring service in Illinois (April 2013-present)
No. of Portfolios for which Board Member Serves: 90

The Fund 45

BOARD MEMBERS INFORMATION (Unaudited) (continued)

Burton N. Wallack (62)
Board Member (1991)
Principal Occupation During Past 5Years:
• President and Co-owner of Wallack Management Company, a real estate management company
No. of Portfolios for which Board Member Serves: 24
———————
John E. Zuccotti (75)
Board Member (2006)
Principal Occupation During Past 5Years:
• Chairman of Brookfield Properties, Inc.
• Senior Counsel of Weil, Gotshal & Manges, LLP
• Emeritus Chairman of the Real Estate Board of New York
Other Public Company Board Memberships During Past 5Years:
• Emigrant Savings Bank, Director (2004-present)
• Doris Duke Charitable Foundation,Trustee (2006-present)
• New York Private Bank & Trust, Director
No. of Portfolios for which Board Member Serves: 24
———————
Once elected all Board Members serve for an indefinite term, but achieve Emeritus status upon reaching age 80.The address of the Board Members and Officers is c/o The Dreyfus Corporation, 200 Park Avenue, NewYork, NewYork
10166.Additional information about the Board Members is available in the fund’s Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-DREYFUS.
David W. Burke, Emeritus Board Member
Arnold S. Hiatt, Emeritus Board Member

OFFICERS OF THE FUND (Unaudited)

The Fund 47

OFFICERS OF THE FUND (Unaudited) (continued)

Item 2.                        Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.  There have been no amendments to, or waivers in connection with, the Code of Ethics during the period covered by this Report.

Item 3.                        Audit Committee Financial Expert.

The Registrant's Board has determined that Ehud Houminer, a member of the Audit Committee of the Board, is an audit committee financial expert as defined by the Securities and Exchange Commission (the "SEC").   Ehud Houminer is "independent" as defined by the SEC for purposes of audit committee financial expert determinations.

Item 4.                        Principal Accountant Fees and Services.

(a)  Audit Fees.  The aggregate fees billed for each of the last two fiscal years (the "Reporting Periods") for professional services rendered by the Registrant's principal accountant (the "Auditor") for the audit of the Registrant's annual financial statements or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $37,074 in 2012 and $37,935 in 2013.

(b)  Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item 4 were $12,000 in 2012 and $6,000 in 2013. These services consisted of one or more of the following: (i) agreed upon procedures related to compliance with Internal Revenue Code section 817(h), (ii) security counts required by Rule 17f-2 under the Investment Company Act of 1940, as amended, (iii) advisory services as to the accounting or disclosure treatment of Registrant transactions or events and (iv) advisory services to the accounting or disclosure treatment of the actual or potential impact to the Registrant of final or proposed rules, standards or interpretations by the Securities and Exchange Commission, the Financial Accounting Standards Boards or other regulatory or standard-setting bodies.

The aggregate fees billed in the Reporting Periods for non-audit assurance and related services by the Auditor to the Registrant's investment adviser (not including any sub-investment adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant ("Service Affiliates"), that were reasonably related to the performance of the annual audit of the Service Affiliate, which required pre-approval by the Audit Committee were $0 in 2012 and $0 in 2013.

(c)  Tax Fees.  The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice, and tax planning ("Tax Services") were $2,933  in 2012 and $3,293 in 2013. These services consisted of: (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments; (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held. The aggregate fees billed in the Reporting Periods for Tax Services by the Auditor to Service Affiliates, which required pre-approval by the Audit Committee were $0 in 2012 and $0 in 2013.

(d)  All Other Fees.  The aggregate fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item, were $2,069 in 2012 and $0 in 2013. These services consisted of a review of the Registrant's anti-money laundering program.

The aggregate fees billed in the Reporting Periods for Non-Audit Services by the Auditor to Service Affiliates, other than the services reported in paragraphs (b) through (c) of this Item, which required pre-approval by the Audit Committee, were  $0 in 2012 and $200,000 in 2013.

(e)(1) Audit Committee Pre-Approval Policies and Procedures. The Registrant's Audit Committee has established policies and procedures (the "Policy") for pre-approval (within specified fee limits) of the Auditor's engagements for non-audit services to the Registrant and Service Affiliates without specific case-by-case consideration. The pre-approved services in the Policy can include pre-approved audit services, pre-approved audit-related services, pre-approved tax services and pre-approved all other services.  Pre-approval considerations include whether the proposed services are compatible with maintaining the Auditor's independence.  Pre-approvals pursuant to the Policy are considered annually.

(e)(2) Note: None of the services described in paragraphs (b) through (d) of this Item 4 were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) None of the hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal account's full-time, permanent employees.

Non-Audit Fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to Service Affiliates, for the Reporting Periods were $35,337,885 in 2012 and 46,010,490 in 2013.

Auditor Independence. The Registrant's Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Auditor's independence.

Item 5.                        Audit Committee of Listed Registrants.

                        Not applicable.  [CLOSED-END FUNDS ONLY]

Item 6.                        Investments.

(a)                    Not applicable.

Item 7.            Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

                        Not applicable.  [CLOSED-END FUNDS ONLY]

Item 8.                        Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.  [CLOSED-END FUNDS ONLY, beginning with reports for periods ended on and after December 31, 2005]

Item 9.                        Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

                        Not applicable.  [CLOSED-END FUNDS ONLY]

Item 10.          Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures applicable to Item 10.

Item 11.          Controls and Procedures.

(a)        The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)        There were no changes to the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.          Exhibits.

(a)(1)   Code of ethics referred to in Item 2.

(a)(2)   Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3)   Not applicable.

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dreyfus Premier GNMA Fund, Inc.

-          Dreyfus GNMA Fund

By: /s/ Bradley J. Skapyak
Bradley J. Skapyak, President
Date:	June 17, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By: /s/ Bradley J. Skapyak
Bradley J. Skapyak, President
Date:	June 17, 2013

By: /s/ James Windels
James Windels, Treasurer
Date:	June 17, 2013

EXHIBIT INDEX

(a)(1)   Code of ethics referred to in Item 2.

(a)(2)   Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.  (EX-99.CERT)

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.  (EX-99.906CERT)

Exhibit (a)(1)

[INSERT CODE OF ETHICS]

Exhibit A

Persons Covered by the Code of Ethics

Bradley J. Skapyak	President	(Principal Executive Officer)

James Windels	Treasurer	(Principal Financial and Accounting Officer)

Revised as of January 1, 2010